UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 27, 2004

Commission File Number	014612

WAYNE BANCORP, INC

(Exact name of registrant as specified in its charter)

Ohio	34-1516142

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691

(Address of principal executive offices)

(330) 264-1222

(Registrant’s telephone number, including area code)

Financial Statements and Exhibits

     Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No:	Description of Exhibit

99.1	Press release dated July 23, 2004 with respect to the Registrants financial results for the quarter ended June 30, 2004.

     Item 12. Information Furnished Under Item 12 Results of Operations and Financial Condition

On July 23, 2004 the Registrant announced financial results for the quarter ended June 30, 2004, reporting quarterly earnings of $1,997,000 and year to date earnings of $4,325,000. A copy of the press release announcing the Registrant’s results for the second quarter ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 27, 2004	/s/ David P. Boyle David P. Boyle Chairman, President and Chief Executive Officer
Date:	July 27, 2004	/s/ John A. Lende John A. Lende Secretary and Treasurer

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